Registration No. 33-16812

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [_]

                         Pre-Effective Amendment No. ___                  [_]

                         Post-Effective Amendment No. 10                  [X]

                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]

                                Amendment No. 12                          [X]
                        (Check appropriate box or boxes.)

                        PERRITT CAPITAL GROWTH FUND, INC.
               (Exact name of Registrant as Specified in Charter)

           120 South Riverside Plaza
                   Suite 1745
               Chicago, Illinois                      60606
             (Address of Principal                 (Zip Code)
               Executive Offices)

                                 (312) 669-1650
              (Registrant's Telephone Number, including Area Code)
                                Gerald W. Perritt
                            120 South Riverside Plaza
                                   Suite 1745
                            Chicago, Illinois  60606
                     (Name and Address of Agent for Service)


                         ______________________________
                                    Copy to:
                               Phillip J. Hanrahan
                                 Foley & Lardner
                            777 East Wisconsin Avenue
                           Milwaukee, Wisconsin  53202


   In accordance with Rule 24f-2(a)(1) under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of its Common Stock, $.01 par value per share. Registrant's Rule 24f-2 Notice for the year ended October 31, 1996 was filed on December 28, 1996.


             It is proposed that this filing will become effective (check appropriate box):

              X   immediately upon filing pursuant to paragraph (b)
                  of Rule 485
             ___  on (date) pursuant to paragraph (b) of Rule 485
             ___  60 days after filing pursuant to paragraph (a)(1)
                  of Rule 485
             ___  on (date) pursuant to paragraph (a)(1) of Rule
                  485
             ___  75 days after filing pursuant to paragraph (a)(2)
                  of Rule 485
             ___ on (date) pursuant to paragraph (a)(2) of Rule 485.

   If appropriate, check the following box: [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        PERRITT CAPITAL GROWTH FUND, INC.
                             CROSS REFERENCE SHEET

             (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)
                                       Caption or Subheading in Prospectus
         Item No. on Form N-1A        or Statement of Additional Information

    PART A - INFORMATION REQUIRED IN PROSPECTUS

    1.   Cover Page                  Cover Page

    2.   Synopsis                    *

    3.   Condensed Financial         Financial Highlights
         Information

    4.   General Description of      The Fund; Investment Objective and
         Registrant                  Policies

    5.   Management of the Fund      Management of the Fund; Selected Per
                                     Share Data and Ratios; Capital Stock

    5A.  Management's Discussion of  Included in Annual Report to
         Fund Performance            Shareholders

    6.   Capital Stock and Other     Distributions and Taxes; Capital Stock
         Securities

    7.   Purchase of Securities      Determination of Net Asset Value; How
         Being Offered               to Purchase Shares; Shareholder Plans

    8.   Redemption or Repurchase    How to Redeem Shares

    9.   Legal proceedings           *

    PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

    10.  Cover Page                  Cover Page

    11.  Table of Contents           Table of Contents

    12.  General Information and     **
         History

    13.  Investment Objectives and   Investment Objective; Investment
         Policies                    Considerations; Investment
                                     Restrictions; Investment Techniques

    14.  Management of the           Directors and Officers; Management of
         Registrant                  the Fund (in the Prospectus);
                                     Investment Adviser

    15.  Control Persons and         Principal Shareholders
         Principal Holders of
         Securities

    16.  Investment Advisory and     Investment Adviser; Management of the
         Other Services              Fund (in Prospectus)

    17.  Brokerage Allocation        Allocation of Portfolio Brokerage

    18.  Capital Stock and Other     Included in Prospectus under "Capital
         Securities                  Stock"

    19.  Purchase, Redemption and    Included in Prospectus under
         Pricing of Securities       "Determination of Net Asset Value";
         Being Offered               "Shareholder Plans"; "How to Redeem
                                     Shares" and under "Retirement Plans",
                                     "Other Shareholder Plans" and
                                     "Determination of Net Asset Value" in
                                     the Statement of Additional
                                     Information

    20.  Tax Status                  Included in Prospectus under
                                     "Distributions and Taxes" and under
                                     "Taxes" in the Statement of Additional
                                     Information

    21.  Underwriters                *

    22.  Calculations of             Performance Information
         Performance Data

    23.  Financial Statements        Financial Statements

   _______________

    *   Answer negative or not applicable.
   **   Complete answer to Item is included in the Prospectus.

                          -----------------
                             PROSPECTUS
                          -----------------

                          February 28, 1997


                   PERRITT CAPITAL GROWTH FUND, INC.

                             PROSPECTUS
                             ----------


                       120 S. Riverside Plaza
                           Suite 1745
                        Chicago, Illinois 60606
                       Telephone: (312) 669-1650
                        Toll-Free (800) 332-3133


        Perritt Capital Growth Fund, Inc. (the "Fund") is an open-end diversified management investment company. The Fund's objective is long-term capital appreciation, which it seeks by investing primarily in a diversified portfolio of common stocks of small companies that management believes have growth potential.

        In view of the Fund's investment objective and strategy, the Fund must be considered speculative and therefore subject to above-average risk. Because the Fund is intended to be an investment vehicle for that part of an investor's capital that can be exposed to above-average risk in return for the potential for greater returns, an investment in this Fund may not be appropriate for all investors and, by itself, should not be considered a long-term investment program.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION. NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


      This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in the form of a Statement of Additional Information, dated February 28, 1997, which is incorporated into this prospectus by reference. A copy of the Statement of Additional Information will be provided upon request by the Fund without charge to each person to whom a prospectus is delivered. Write to the Fund at 120 S. Riverside Plaza, Suite 1745, Chicago, Illinois 60606, or call, toll-free, 1-800-332-3133 or 1-312-669-1650.

   INVESTORS ARE ADVISED TO READ AND RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

           The date of this prospectus is February 28, 1997.

                           TABLE OF CONTENTS
                                                            page

   Fund Expenses...........................................  1A
   The Fund................................................  1
   Financial Highlights....................................  1
   Investment Objective, Policies, and Risk Factors........  2
   Investment Restrictions.................................  3
   Management of the Fund..................................  4
   Determination of Net Asset Value........................  5
   How to Purchase Shares..................................  5
   How to Redeem Shares....................................  7
   Shareholder Plans.......................................  9
   Distributions and Taxes................................. 10
   Capital Stock........................................... 11
   Shareholder Reports and Meetings........................ 11
   Performance Information................................. 12




        No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated February 28, 1997, and, if given or made, such information or representations may not be relied upon as having been authorized by Perritt Capital Growth Fund, Inc. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not be lawfully made.


                             FUND EXPENSES

        The following information is provided in order to assist you in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. There are certain charges associated with retirement accounts and with certain services offered by the Fund. See "SHAREHOLDER PLANS." Purchases and redemptions may also be made through broker-dealers or others who may charge a commission or other transaction fee for their services. The Annual Fund Operating Expenses are actual expenses incurred during the fiscal year ended October 31, 1996. The Adviser will waive its management fee (0.7%) to the extent that the Fund's total operating expenses exceed 2.5% of the average net assets. See "MANAGEMENT OF THE FUND." The example below is based on the Annual Fund Operating Expenses set forth in the accompanying table.


   Shareholder Transaction Expenses:
        Maximum Sales Load Imposed on Purchases
          or Reinvested Dividends................................  None
        Deferred Sales Load......................................  None
        Redemption Fee...........................................  None
   Exchange Fee..................................................  None


   Annual Fund Operating Expenses:
       Management Fee...........................................   0.70%
       12b-1 Fees...............................................   None
       Other Expenses...........................................   1.22%
   Total Fund Operating Expenses................................   1.92%


   Example:   You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                1 Year     3 years     5 years    10 years
                ------     -------     -------    --------
                 $19         $59        $102        $220


   The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than these shown.

                            THE FUND

        Perritt Capital Growth Fund, Inc. (the "Fund") is a no-load, open-end diversified management investment company commonly called a "mutual fund." As a no-load fund, the Fund does not impose sales charges, redemption fees, or 12b-1 charges. The Fund was organized as a Maryland corporation on August 24, 1987.


                     FINANCIAL HIGHLIGHTS

        The following Financial Highlights and Capital Changes have been audited by independent accountants, whose report thereon appears in the Fund's Annual Report. The Financial Highlights should be read in conjunction with the financial statements and related notes which are included in the Fund's Annual Report. Additional information about the Fund's performance is contained in the Annual Report, a copy of which may be obtained from the Fund without charge.


                                        Years ended October 31

                                   1996     1995     1994     1993    1992

   Selected Per-Share Data

   Net asset value,
     beginning of period..........$14.17   $11.89   $12.54   $11.43  $11.36
                                  ------   ------   ------   ------  ------
   Income from Investment
   Operations
     Net investment income (loss). (0.16)   (0.13)   (0.13)   (0.14)  (0.12)
      Net realized and unrealized
        gain (loss) on
        investments...............  2.42     3.01     0.02     1.61    0.31
                                  ------   ------   ------   ------  ------
    Total from Investment
        Operations................  2.26     2.88    (0.11)    1.47    0.19
                                  ------   ------   ------   ------  ------
   Less Distributions
    From net investment income.... (0.90)      --       --    (0.08)     --
      From net realized gain...... (1.20)   (0.60)   (0.54)   (0.28)  (0.12)
                                  ------   ------   ------   ------  ------
   Total Distributions............ (2.10)   (0.60)   (0.54)   (0.36)  (0.12)
                                  ------   ------   ------   ------  ------
   Net asset value, end of
      period......................$14.33   $14.17   $11.89   $12.54  $11.43
                                  ======   ======   ======   ======  ======

   Total Return...................18.56%   25.60%   (1.05%)  12.97%   1.70%


   Ratios and Supplemental Data

   Net assets, end of period
     (in thousands)...............$8,130   $6,729   $6,279   $7,208  $6,942
   Ratio of expenses to
     average net assets........... 1.92%    2.07%    2.00%    1.96%   2.31%
   Ratio of net investment income
     to average net assets........ (1.2%)   (1.0%)   (1.0%)   (1.1%)  (1.1%)
   Portfolio turnover rate........ 58.0%    67.4%    39.2%    34.6%   24.4%
   Average commission rate per
     equity stock trade**.........$0.0363

   ** Disclosure required for fiscal years beginning after September 1, 1995

                     FINANCIAL HIGHLIGHTS continued


                                               Years Ended October 31

                                                             For the period
                                                             April 11, 1988
                                     1991     1990     1989 to Oct. 31, 1988

   Selected Per-Share Data

   Net asset value,
     beginning of period............ $8.17   $10.52   $10.22      $10.00
                                    ------   ------   ------      ------
   Income from Investment Operations
      Net investment income (loss).. (0.02)    0.09     0.16        0.06
      Net realized and unrealized
        gain (loss) on investments..  3.27    (2.27)    0.22        0.16
                                    ------   ------   ------      ------
   Total from Investment Operations.  3.25    (2.18)    0.38        0.22
                                    ------   ------   ------      ------
   Less Distributions
        From net investment income.. (0.06)   (0.17)   (0.08)         --
        From net realized gain......    --       --       --          --

        Total Distributions......... (0.06)   (0.17)   (0.08)         --
                                     -----   ------   ------      ------
   Net asset value, end of period...$11.36    $8.17   $10.52      $10.22
                                    ======   ======   ======      ======

   Total Return.....................40.06%  (21.07%)   3.75%       2.20%

   Ratios and Supplemental Data

   Net assets, end of period
     (in thousands).................$6,183   $4,265   $5,573      $3,020
   Ratio of expenses to
     average net assets............. 2.50%    2.50%    2.50%      2.70%*
   Ratio of net investment income
     to average net assets.......... (0.2%)    0.9%     1.8%       1.6%*
   Portfolio turnover rate.......... 37.4%    23.6%    22.6%        3.5%

   *  Annualized

   ** Disclosure required for fiscal years beginning after September 1, 1995

          INVESTMENT OBJECTIVE, POLICIES, AND RISK FACTORS

        The Fund's investment objective is long-term capital appreciation which it seeks by investing primarily in a diversified portfolio of common stocks of small companies that management believes have growth potential. The Fund will, under normal market conditions, invest at least 80% of its assets in common stocks and other equity-type securities of small equity capitalization firms. Small equity capitalization firms are those firms whose shares are not widely held by institutions and whose equity market value at the time of purchase will generally range from $10 million to $200 million. Other equity-type securities will generally be limited to convertible securities, preferred stocks and warrants to purchase common stock which are believed to offer favorable possibilities of capital appreciation. The Fund may invest in securities not listed on a national or regional securities exchange, but such securities typically will have an established over-the-counter market. The Fund does not intend to invest in any security which, at the time of purchase, is not readily marketable. The current income return of the Fund will be low because smaller companies frequently need to retain all or most of their profits to finance growth.

        The Fund does not intend to place emphasis on short-term trading profits. However, when circumstances warrant, investment securities may be sold from time to time without regard to the length of time they have been held. The Fund may, for temporary defensive purposes, invest greater than 20% of its assets in high quality money market securities, including U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper or cash or cash equivalents. Except for temporary defensive purposes, the Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit the Fund to take advantage of investment opportunities.

        The Fund's investment adviser expects that under normal circumstances its annual portfolio turnover rate will not exceed 50%. However, this rate should not be construed as a limiting factor and the portfolio turnover rate may exceed 50% when the adviser deems changes appropriate. The annual portfolio turnover rate indicates changes in the Fund's portfolio. For instance, a rate of 100% would result if all the securities in the portfolio (excluding securities whose maturities at acquisition were one year or less) at the beginning of an annual period had been replaced by the end of the period. The Fund intends to limit turnover so that realized short-term gains on securities held for less than three months do not exceed 30% of adjusted gross income in order to derive the benefits of favorable tax treatment available to regulated investment companies under the Internal Revenue Code. Increased portfolio turnover necessarily results in correspondingly heavier brokerage costs which the Fund must pay and increased realized gains (or losses) to shareholders.

        The Fund is designed for investors with a long-term investment perspective (and not with a view to playing short-term swings in the market) who can accept the relatively high volatility in portfolio value and other risks entailed in seeking long-term growth through investment in the common stocks of small companies that management believes have growth potential. Investors should be aware that up to 100% of the Fund's portfolio may be invested in common stocks and other equity-type securities. To the extent that the Fund's portfolio is primarily invested in common stocks and other equity-type securities, the Fund's net asset value may be subject to greater fluctuation than a portfolio containing a substantial amount of fixed income securities. There can be no assurance that the objective of the Fund will be realized or that any income will be earned. Nor can there be assurance that the Fund's portfolio will not decline in value.

        Investments in small equity capitalization firms tend to be speculative and volatile and involve greater risks than are customarily associated with larger companies. Such companies may have limited product lines and markets, may lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be either unavailable or unavailable on favorable terms. In addition, the securities of smaller companies are frequently traded over-the-counter or on a regional exchange, and the frequency and volume of their trading is generally substantially less than is typical of larger companies. When making larger sales, the Fund may have to sell assets at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

        With respect to investments in securities of foreign issuers, there is less publicly available information about foreign issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, and dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund's income without providing a tax credit for the Fund's stockholders. There is also the possibility of expropriation, nationalization, confiscatory taxation, currency blockage or political or social instability which could affect investments in securities of foreign issuers. The Fund will limit its investments in securities of foreign issuers to those issuers organized under the laws of Canada and will limit its foreign investments to 10% or less of its assets. As a result, the adviser considers the foregoing risks to be minimal.

        Consistent with its objective, the Fund may buy covered put options on specific portfolio securities or sell (write) covered call options on such securities in order to hedge against changes in securities prices. The Fund may also attempt to hedge against changes in the value of securities held in its portfolio by purchasing put options on stock indexes. The Fund's ability to use these techniques successfully depends on the degree of correlation among the securities and options markets, the liquidity of the options markets, and on the Fund investment adviser's ability to predict movements in the price of individual securities and in the stock market. Brokerage commissions associated with buying and selling options are proportionately higher than those associated with general securities transactions. A more complete description of these investment practices, their associated risks and the limitations on the Fund's authority to invest in options is contained in the Statement of Additional Information. The Fund will typically enter into options which are standardized and traded on a U.S. exchange or board of trade, or similar entity, or quoted on the Nasdaq Stock Market. The Fund's authority to invest in options is subject to certain restrictions. See "Investment Restrictions."

                        INVESTMENT RESTRICTIONS

        The Fund has adopted certain investment restrictions which are presented in the Statement of Additional Information and which, together with the investment objective of the Fund, cannot be changed without approval by holders of a majority of the Fund's outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of
   (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

        Certain restrictions referred to in the foregoing paragraph are summarized below. Reference should be made to the Statement of Additional Information for a complete list of fundamental investment restrictions adopted by the Fund.

        The Fund will not:

        (1) purchase the securities of a company if, as a result (a) it would own more than 10% of the outstanding voting securities of any one company, (b) such holdings would amount to more than 5% of the Fund's total assets, or (c) more than 25% of its total assets would be concentrated in any one industry;

        (2) borrow money except from banks for temporary or emergency purposes and then only in amounts not exceeding 5% of the Fund's total assets valued at market;

        (3) pledge, mortgage, hypothecate or otherwise encumber any of its assets, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 15% of its assets taken at cost;

        (4) invest in restricted, illiquid or other securities without readily available market quotations; and

        (5) purchase, sell or write options on portfolio securities or stock indexes if, as a result thereof, (i) the aggregate market value of all portfolio securities covering such options exceeds 25% of the Fund's net assets or (ii) the aggregate premiums paid for all such options held exceeds 5% of the Fund's net assets.


                      MANAGEMENT OF THE FUND

   Directors

        The Fund's Board of Directors has overall responsibility for the business and affairs of the Fund in accordance with the laws of Maryland governing the responsibilities of directors. The Statement of Additional Information lists the Fund's directors and officers and provides certain information about them.

   Investment Adviser


        The Fund has entered into an Investment Advisory Agreement ("Advisory Agreement") with Perritt Capital Management, Inc. 120 S. Riverside Plaza, Suite 1745, Chicago, Illinois 60606 (the "Adviser"). The Adviser was incorporated as an Illinois corporation on July 8, 1987 and is a wholly owned subsidiary of Investment Information Services, Inc. ("IIS"). IIS was organized in 1983 and is primarily in the business of the publication of The Mutual Fund Letter (a monthly mutual fund advisory newsletter).
   The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. Essentially, the same staff of financial analysts that has been actively involved in research for the newsletter published by IIS uses its experience in selecting small equity capitalization stocks for the benefit of the Fund and its shareholders. Gerald W. Perritt, President and Chairman of IIS, is also President of the Adviser. Dr. Perritt, President and Treasurer of the Fund, has been the principal portfolio adviser of the Fund since its inception, has authored several books on investing including "Small Stocks, Big Profits," a book which discusses the benefits of investing in small firm stocks. Dr. Perritt received a doctorate in finance and economics from the University of Kentucky in 1974. He has taught investments and finance at a number of colleges and universities including: Babson College, the University of Miami, Florida International University, Ball State University and De Paul University in Chicago. Since its inception, the Adviser's principal business has been providing continuous investment supervision for individuals and institutional accounts such as the Fund.


        The Advisory Agreement provides that the Adviser shall manage the Fund's investments and shall determine the Fund's portfolio transactions and shall be responsible for overall management of the Fund's business affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at the annual rate of 0.7% of the average daily net asset value of the Fund unless partially or completely waived by the Adviser. See "Determination of Net Asset Value." The Advisory Agreement also provides that the Adviser will waive its management fee to the extent that total operating expenses exceed 2.5% of the Fund's average net assets.


        The Fund bears all expenses of its operation other than those incurred by the Adviser. The Fund's expenses include, but are not limited to, investment advisory fees, custodian fees and expenses, legal, pricing, accounting and auditing fees, brokerage fees, expenses of preparing prospectuses and shareholder reports for existing shareholders and registration fees and expenses. For the year ended October 31, 1996, expenses were 1.92% of the Fund's average net assets.

   Custodian, Transfer Agent and Dividend Disbursing Agent

        Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201 acts as custodian of all cash and securities of the Fund. The Firstar Trust Company also acts as transfer agent and dividend disbursing agent and accountant for the Fund.

                   DETERMINATION OF NET ASSET VALUE

        The net asset value per share of the Fund is determined as of the close of trading on the New York Stock Exchange (currently 4:00 P.M., New York Time) on days on which the Exchange is open for business except that the net asset value may not be computed on a day in which no orders to purchase shares were received and no shares were tendered for redemption. The net asset value per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, and dividing the remainder by the number of shares outstanding.

        Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the mean between the then current closing bid and asked prices. Each over-the-counter security for which the last sale price on the day of valuation is available from the Nasdaq Stock Market is valued at that price. All other over-the-counter securities for which quotations are available are valued at the mean between the then current closing bid and asked prices. Other assets and securities are valued at a fair value determined in good faith by the Board of Directors. High quality debt securities having maturities of less than 60 days will be valued by the amortized cost method.

                       HOW TO PURCHASE SHARES

   Purchases by Mail

        Shares of the Fund may be purchased directly from the Fund by sending a properly completed Share Purchase Application to the Fund c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201. An application is included on the back flap of this prospectus. To purchase shares by overnight or express mail, please use the following address: Perritt Capital Growth Fund, c/o Firstar Trust Company, Mutual Fund Service, Third Floor, 615 East Michigan Street, Milwaukee, WI 53202. To make additional purchases, enclose a check payable to the Fund, together with either the additional investment form attached to your account statement or a letter indicating your account number, and send the foregoing to the Fund. The offering price for the Fund's shares is equal to the net asset value per share (derived in the manner described under "Determination of Net Asset Value") as computed at the close of the New York Stock Exchange on the day that the purchase order is received in proper form. Orders received by a Fund after the close of the New York Stock Exchange will be confirmed at the net asset value determined at the close of the New York Stock Exchange on the next business day. All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks. No cash will be accepted.


   Purchases Through Financial Service Agents

        If you are investing through a Financial Service Agent, such as Charles Schwab & Co., Inc., Waterhouse Securities, Huntleigh Securities, or Jack White & Co., please refer to their program materials for any additional special provisions or conditions that may be different from those described in this Prospectus. Financial Service Agents have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

        If you place an order for Fund shares through a Financial Service Agent, in accordance with such Financial Service Agent's procedures and such Financial Service Agent then transmits your order to the Transfer Agent before 4:00 p.m. New York time on that day, then your purchase will be processed at the net asset value calculated at 4:00 p.m. New York time on that day. The Financial Service Agent must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days of the order.


   Purchases by wire

        Shares may also be purchased by wire by instructing your bank to wire Federal funds (monies of member banks within the Federal Reserve System) to the Fund's custodian bank. If a new account is opened by wire transfer, Firstar Trust Company, the Fund's custodian, must first be notified and the shareholder must furnish his/her social security or other tax identification number. The Fund will not be responsible for the consequences of delays resulting from the banking or Federal Reserve wire systems. A follow-up application should be sent for all new accounts opened by wire transfer. Please note that there is a $12 wire transfer fee. Your bank must include in its wire the full name(s) in which the account is registered and the Fund account number and should address its wire as follows:

   Firstar Bank, Milwaukee, N.A.
   ABA #0750-00022
   Account #112950027
   For further credit to Perritt Capital Growth Fund, Inc.

   Shareholder name:__________________________________________
   Shareholder account number:________________________________


   General Information for all Purchases

        An initial purchase of shares of the Fund must be at least $250, and subsequent purchases must be made in amounts of $50 or more. An initial purchase of shares under the Uniform Gift to Minors Act or tax deferred retirement plans must be at least $250. The minimums for subsequent purchases do not apply to shares purchased pursuant to the reinvestment of income dividends and capital gain distributions and shares purchased pursuant to the automatic investment plan. The minimums may be changed at any time. Shareholders will be given at least thirty days notice of any increase in the minimums.

        All orders to purchase shares are subject to the Fund's acceptance and are not binding until so accepted. All orders to purchase shares that are accepted will be processed at the net asset value next determined after receipt of the purchase order as provided herein regardless of the date of acceptance. At its discretion, the Fund may accept telephone orders from securities dealers. The Fund may decline to accept a purchase order when in the judgment of management the acceptance of an order is not in the best interests of existing shareholders. Investments (and redemptions) may be made in the Fund through broker-dealers and others who may charge a commission or other fee for their services. A $20 service fee will be charged when a check is returned because of insufficient or uncollected funds or when payment is stopped. You will also be responsible for any losses suffered by the Fund as a result. If a new account is opened and the check is returned for insufficient or uncollected funds, the Adviser is responsible for the $20 NSF fee.


        Firstar Trust Company may also accept orders from certain qualified institutions, with payment made to the Fund at a later time. The Adviser is responsible for insuring that such payment is made on a timely basis. A broker-dealer which effects such a purchase for an investor may charge the investor a reasonable service fee, no part of which will be paid to the Fund or the Adviser.

        The Adviser may make payments out of its own resources to dealers and other persons who distribute shares of the Fund.

                     HOW TO REDEEM FUND SHARES

        Shareholders of the Fund may request redemption of their shares at any time as provided herein. The redemption price shall be equal to the net asset value next determined after receipt by the Fund's transfer agent of a request for redemption submitted in proper form. See "Determination of Net Asset Value." The value of the shares on redemption may be more or less than their original cost, depending upon the then-current market value of the Fund's investments. There is no liquidation charge when shares are redeemed, nor is one contemplated, although the Board of Directors is authorized to establish such a charge (not over 1% of the net asset value of the shares redeemed). Should such a charge ever be established, shareholders will be given written notice and a reasonable period (at least 30 days) within which to redeem without charge.

        Shares may be redeemed by submitting a written request for redemption to the Fund, c/o the Fund's transfer agent, Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201. A written redemption request to Firstar Trust Company (the "Transfer Agent") must specify (i) the name of the Fund, (ii) the dollar amount or specific number of shares to be redeemed, and (iii) the shareholder's name and account number. The redemption request must be signed by each registered owner exactly as the shares are registered. A redemption request must be signature guaranteed if it is submitted within 15 days of an address change.

        If a redemption request is inadvertently sent to the Fund, it will be forwarded to Firstar Trust Company, but the effective date of redemption will be delayed until the request is received by Firstar Trust Company. Requests for redemption by telephone or telegram and requests that are subject to any special conditions or that specify an effective date or other than as provided herein cannot be honored.


        For accounts registered in the name of corporations or associations, the redemption request must include a corporate resolution certified by a duly authorized officer of the corporation or association, with such officer's signature guaranteed. For accounts registered in the name of a trust, the redemption request must be signed by each trustee, with each signature guaranteed. If a trustee's name is not registered on the account, a trust document certified within 60 days prior to the redemption request must also be submitted. A redemption request will not be deemed to be properly received until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form of redemption requests should be directed to the Transfer Agent at 800-332-3133.

        If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent together with the redemption request, with all signatures guaranteed. Where the shares to be redeemed are NOT represented by certificates, and except as provided above, signature guarantees are required only for (1) redemptions involving more than $10,000; or (2) redemptions whereby the proceeds are to be paid to someone other than the person(s) or organization in whose name the account is registered or the proceeds are to be sent to an address other than the address of record. In addition, a redemption request received within 15 days of an address change must be accompanied by a signature guarantee. The guarantor of a signature must be a national bank or trust company, a member of the Federal Reserve System or a member firm of a national securities exchange or any other financial institution authorized to guarantee signatures. The Transfer Agent reserves the right to reject the signature guarantee of an institution if such rejection would be in the best interests of the Fund and its shareholders. Notwithstanding the above, signature guarantees will be required where there appears to be a pattern of redemptions designed to circumvent the signature guarantee requirement, or where the Fund has other reason to believe that this requirement would be in the best interests of the Fund and its shareholders.

        The proceeds of redemptions will ordinarily be mailed within two business days after receipt of a properly completed redemption request, but no later than the seventh day after a receipt of a redemption request in proper form, except as indicated below. It is mandatory that the Fund redeem shares upon the proper request of a shareholder. When shares are purchased by check, the Fund reserves the right to delay redemption of shares until it is satisfied that the investor's check used to purchase shares has cleared. Local checks generally are collected in three business days and non-local checks in seven business days, although collection may take longer in certain circumstances. Shareholders may avoid potential delays when redeeming shares soon after purchase by wiring funds as provided herein. The right of redemption may be suspended during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency as determined by the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. A shareholder's account may be terminated by the Fund if, at the time of any transfer or redemption of shares of the Fund in the account, the value of the remaining shares in the account at the current offering price falls below $500. The Fund will notify a shareholder of its intention to terminate the account and provide the shareholder with not less than thirty days to make additional investments. Requests for transfers of shares of the Fund from or between broker-dealer street name accounts must be made by the broker-dealer. A shareholder should contact the broker in whose account the shares are held if he/she wants to transfer these shares.

        Redemption requests from shareholders in an individual retirement account or defined contribution retirement plan must include instructions regarding federal income tax withholding. Redemption requests not indicating an election not to have federal income tax withheld will be subject to withholding. Questions regarding redemptions and the procedures that must be followed should be directed to the transfer agent, Firstar Trust Company (1-800-332-3133).

                        SHAREHOLDER PLANS

   Dividend Reinvestment Plan

        Unless a shareholder elects otherwise by written notice to the Fund, all income dividends and all capital gains distributions payable on shares of the Fund will be reinvested in additional shares of the Fund at the net asset value in effect on the dividend or distribution payment date. The Fund acts as the shareholder's agent to reinvest dividends and distributions in additional shares and hold for his/her account the additional full and fractional shares so acquired. A shareholder may at any time change his/her election as to whether to receive his/her dividends and distributions in cash or have them reinvested by giving written notice of such change of election to the Fund. Such change of election applies to dividends and distributions the record dates of which fall on or after the date that the Fund receives the written notice.


   Systematic Withdrawal Plan

        To accommodate the current cash needs of investors, the Fund offers a Systematic Withdrawal Plan pursuant to which a shareholder who owns Fund shares worth at least $10,000 at current net asset value may provide that a fixed sum ($200 minimum per payment) will be distributed to him/her at regular intervals. If requested, these distributions may be automatically moved from the investor's Fund account to the investor's bank account via Electronic Funds Transfer, at a cost of $0.50. In electing to participate in the Systematic Withdrawal Plan, investors should realize that within any given period the appreciation of their investment in the Fund may not be as great as the amount withdrawn. Additional information regarding this service is available from the Fund.

        Payments will be made out of the proceeds of redemptions of shares made on the chosen business day of each month or, if that day is a holiday, on the following business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on the shares held in such Account, and shares so acquired will be added to such account. The shareholder may deposit additional Fund shares in his/her account at any time. The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address by notifying the Fund in writing.


   Automatic Investment Plan

        The Fund offers an Automatic Investment Plan, which may be established at any time, pursuant to which shareholders may automatically make purchases of shares of the Fund on a regular, convenient basis. There is a $50 minimum per transaction, and there is no service fee charged. Under the Automatic Investment Plan, shareholders' banks or other financial institutions debit preauthorized amounts each month from their checking accounts and apply such amounts to the purchase of shares of the Fund. Additional information regarding this service, including applications to establish the Automatic Investment Plan, are available from the Fund.

   Individual Retirement Account ("IRA")

        Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Fund offers a prototype IRA Plan which may be adopted by individuals. There is currently no charge for establishing an account although there is an annual maintenance fee.

        The amount of deduction, if any, allowed for IRA contributions is limited for individuals who are active participants in an employer maintained retirement plan and whose incomes exceed specified limits.

   Simplified Employee Pension Plan ("SEP/IRA")

        The Fund also offers a prototype simplified employee pension (SEP) plan for employers, including self-employed individuals, who wish to purchase shares of the Fund with tax-deductible contributions not exceeding annually for any one participant the lesser of $30,000 or 15% of earned income. Under the SEP plan, employer contributions are made directly to the IRA accounts of eligible participants.


   Defined Contribution Retirement Plan (Keogh Plan)

        A prototype defined contribution retirement plan is available for employers, including self-employed individuals, who wish to purchase shares of the Fund with tax-deductible contributions not exceeding annually for any one participant the lesser of $30,000 or 25% of earned income.

        The defined contribution plan also contains a cash or deferred arrangement which the employer may adopt. The cash or deferred arrangement is intended to satisfy the requirements of Section 401(k) of the Internal Revenue Code and allows eligible employees to reduce their compensation and have such amount contributed to the plan on their behalf. An employer may also make matching contributions on behalf of participating employees.

   Section 403(b)(7) Plan

        The Fund has available a tax-sheltered custodial account designed to qualify under Section 403(b)(7) of the Internal Revenue Code for use by employees of certain educational, nonprofit hospital and charitable organizations. The amount of contributions excludable from income is subject to several limitations under the Internal Revenue Code.


        The IRA documents contain a disclosure statement which the Internal Revenue Service requires to be furnished to individuals who are considering adopting an IRA. Because a retirement program involves commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences.


        A description of applicable acceptance, maintenance, and other service fees and certain limitations on contributions and withdrawals, as well as application forms for the foregoing retirement plans, are available from the Fund upon request. Firstar Trust Company serves as custodian for these plans and provides certain services. For such services, the following fees (which are subject to change) are charged against the accounts of participants: $12.50 annual maintenance fee; $15 for transferring to a successor trustee; $15 for distribution to participant; $12.00 for outgoing federal wire transfers; and $15 for refunding any contribution in excess of the deductible limit.


                       DISTRIBUTIONS AND TAXES

   Distributions

        Dividends from the Fund's net investment income as well as distributions designated as capital gains will ordinarily be declared and paid annually in such a manner as to avoid paying income tax on the Fund's net investment income and net realized capital gains or being subject to a federal excise tax on undistributed net investment income and net realized capital gains. Such distributions and dividends will typically be made in December. As current income is not an objective of the Fund, the amount of dividends will likely be small. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any gains.

   Taxes

        The Fund will endeavor to qualify annually as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code of 1986, as amended, and accordingly, it will be necessary for the Fund to distribute substantially all of the income of the Fund (exclusive of capital gains) earned during the year. If the Fund so qualifies, the Fund will not be liable for Federal income taxes on amounts paid by it as dividends and distributions.

        For Federal income tax purposes, dividends paid by the Fund and distributions from short-term capital gains, whether received in cash or reinvested in additional shares, are taxable as ordinary income. Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. The distributions are taxable whether you receive them in cash or in additional shares. If you are not required to pay tax on your income, you will not be required to pay Federal income taxes on the amounts distributed to you. Dividends and capital gain distributions declared in December and paid the following January will be taxable in the year they are declared.

        The Fund is required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments, distributions and redemption proceeds if a shareholder fails to furnish the Fund with his/her social security or other tax identification number ("TIN") and certify under penalty of perjury that such number is correct and that he/she is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the Share Purchase Application and should be completed when the account is established.

        If you do not have a tax identification number, you should indicate on the application form whether a number has been applied for. The Fund may be required to backup withhold if a certified TIN is not delivered to the Fund within 7 days.

        Distributions by the Fund may subject an investor to state and local taxes on the distributions, depending on the laws of a shareholder's home state and locality. Because this section is not intended to be a full discussion of present or proposed Federal income tax law and its effect on shareholders, shareholders are urged to consult their own tax adviser.

                           CAPITAL STOCK

        The Fund is a corporation organized under the laws of the State of Maryland and was incorporated on August 24, 1987. The Fund has 20,000,000 shares of authorized capital stock, $.01 par value per share. Each share has one vote and all shares participate equally in dividends and other distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Fund have no preemptive rights and no conversion or subscription rights. Shareholders are entitled to redeem shares as set forth under "How to Redeem Shares."

        Certificates for shares held in an investor's account will be issued only upon written request, but the investor will be the record owner of all shares in his account with full shareholder rights.

                     SHAREHOLDER REPORTS AND MEETINGS

        The Fund will provide to shareholders a semiannual statement of their account. Shareholders will also receive monthly financial information including a semi-annual report showing the Fund's portfolio and other information and an annual report containing audited financial statements for the Fund. Shareholders will receive a confirmation after each transaction. Any inquiries concerning the Fund may be made by telephone toll-free 1-800-332-3133, or by writing to the Fund at 120 S. Riverside Plaza, Suite 1745, Chicago, Illinois 60606.

        The Maryland Statutes permit registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Fund has adopted the appropriate provisions in its By-Laws and does not anticipate holding annual meetings of shareholders for the election of directors unless otherwise required by the Investment Company Act of 1940. The Fund also has adopted provisions in its By-Laws for the removal of directors by the stockholders.


                        PERFORMANCE INFORMATION

        From time to time, in advertisements or in reports to shareholders, the Fund may compare its performance to that of other mutual funds including funds with similar investment objectives and to other relevant indices published by recognized mutual fund statistical rating services or publications of general interest such as "Forbes" or "Money". For example, the Fund may compare its performance to that of other growth or aggressive growth mutual funds and to the mutual fund industry as a whole (excluding money market funds), as compiled by Lipper Analytical Services, Inc. In addition, the Fund may compare its performance to that of recognized stock market indicators including, but not limited to, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The Fund may also compare its performance to the AMEX Market Value Index and the Nasdaq Composite Index. Performance comparisons should not be considered as representative of the future performance of the Fund.

        The Fund may cite its performance in the form of a total return over specified periods. The Fund's total return for any specified period of time is calculated by assuming the purchase of shares of the Fund at the offering price at the beginning of the period. Each dividend or other distribution paid by the Fund during the period is assumed to have been reinvested in additional shares of the Fund at net asset value on the reinvestment date. The number of shares thereby accumulated are valued at the end of the period.

        The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

        The Fund may also cite its performance in the form of an average annualized compounded return for a specified period of time. The average annual compounded return for the Fund is the return which, if applied to an initial investment and compounded over the given period, would result in the value of the investment at the end of the period.

        Performance will vary from time to time and past results are not necessarily representative of future results. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Investors' principal in the Fund and its return are not guaranteed and will fluctuate according to market conditions. When redeemed, shares may be worth more or less than their original cost.

                       PERRITT CAPITAL GROWTH FUND, INC.
                         SHARE PURCHASE APPLICATION

   Mail to:                                 Minimum Investments:
        Perritt Capital Growth Fund              Intial:      $250
        c/o Firstar Trust Company                Subsequent:  $ 50
        P.O. Box 701
        Milwaukee, WI 53201-0701


   #1...Registration of Shares

        ____________________________________________________________
        Owner (Individual, Corporation, Trustee or Custodian)

        ____________________________________________________________
        Address

        ____________________________________________________________
        City                       State                       Zip

        ____________________________      __________________________
        Social Security Number            Daytime Telephone Number
                                          (with area code)

        ____________________________________________________________
        Joint Owner


   If more than one owner is listed above, then shares will be registered as joint tenants with rights of survivorship and not as tenants in common, unless otherwise instructed. UGMA accounts please list the custodian as owner, the minor as joint owner; put the minor's Social Security Number in the space above.


   #2...Investment Information

   This Investment represents an:

   ___ Initial Purchase payable to: Perritt Capital Growth Fund  $____

   ___ Investment wired to Account #: __________________________ $____


   #3...Dividend Option

   All income dividends and capital gains distributions will be reinvested in additional shares as stated in the prospectus unless the item below is checked.

   ___ Please pay all income dividends and capital gains distributions in cash.

   I(We) understand that certificates for shares purchased (either initial or reinvested) will be issued only upon request.

   #4...Automatic Investment Plan

   Please start my Automatic Investment Plan as described in the prospectus beginning: Month______ Year______. I hereby instruct Firstar Trust Company, Transfer Agent for Perritt Capital Growth Fund, to automatically transfer $________ (minimum $50) directly from my checking, Now, or savings account named below on the ______t of each month or the first business day thereafter. I understand that I will be assessed a $20 fee if the automatic purchase cannot be made due to insufficient fund, stop payment, or any other reason.

   Names(s) on Bank Account______________________________________________

   Bank Name______________________________________________________________

   Bank Address___________________________________________________________

   Account Number_________________________________________________________

   Signature of Bank Account Owner________________________________________

   Signature of Joint Owner_______________________________________________


   #5...Systematic Withdrawals


   I would like to withdraw from Perritt Capital Growth Fund $________ ($200 minimum) as follows:

   ______ I would like to have payments made to me on or about the ______th day of each month (circle ALL) OR the months that I have circled -- Jan
   Feb   Mar  Apr   May   June   July   Aug   Sept   Oct   Nov   Dec

   ______ I would like to have payments automatically deposited to may bank account. Complete bank account information below. (A check will be mailed to the above address if this box is not checked.) To ensure proper crediting of your bank account, please attach a voided check or deposit slip.

   Name(s) on Bank Account______________________________________________

   Bank Name____________________________________________________________

   Bank Address_________________________________________________________

   Account Number_______________________________________________________


   #6...Signature and Certification by the Internal Revenue Service

        I (We), the undersigned, have received a copy of the current prospectus of the Perritt Capital Growth Fund and are purchasing fund
   shares in accordance    with its provisions.  I (We) further certify that
   the undersigned is of legal   age and has full legal capacity to make this
   purchase. The purchase price shall be the net asset value next determined following receipt of the application by the Fund, if the application is accepted. This application cannot be processed unless accompanied by payment.

       Under the penalty of perjury, I (we) certify that (1) the Social Security Number or Taxpayer Identification Number shown on this form is my
   (our) correct Taxpayer Identification Number, and (2) I am (we are) not subject to backup withholding either because I (we) have not been notified by the Internal Revenue Service (IRS) that I am (we are) subject to backup withholding as a result of failure to report all interest or dividends, or that IRS has not notified me (us) that I am (we are) no longer subject to backup withholding. The IRS does not require your consent to any of this provision of the document other than the certifications required to avoid backup withholding.



   ------------------------------------            ----------------------
        Signature of Owner                                    Date


   ------------------------------------            ----------------------
        Signature of Joint Owner (if any)                     Date


   Investment Adviser

        Perritt Capital Management, Inc.
        120 S. Riverside Plaza
        Suite 1745
        Chicago, IL 60606
        (312) 669-1650


   Officers of the Fund

        Gerald W. Perritt - President/Treasurer
        Michael J. Corbett - Vice President
        Allison B. Hearst - Secretary

   Directors of the Fund

        David Maglich
        Gerald W. Perritt
        Diane C. Click


   Custodian, Transfer Agent and Dividend Disbursing Agent

        Firstar Trust Company
        Mutual Fund Services-Third Floor
        P.O. Box 701
        Milwaukee, WI 53201-0701
        1-800-332-3133


   Independent Accountants

        Checkers, Simon & Rosner LLP
        One South Wacker Drive
        Chicago, IL 60606

   Legal Counsel

        Foley & Lardner
        777 East Wisconsin Avenue
        Milwaukee, WI 53202


   ----------------------------------------------------------
                    PERRITT CAPITAL GROWTH FUND, INC.
   ----------------------------------------------------------


       A no-load mutual fund that invests in a portfolio of common stocks of smaller, rapidly growing companies

            No Sales Charges


              No Redemption Charges


                No 12b-1 Fees


                  Minimum Initial Investment $250


                    IRA Minimum Initial Investment $50


                      Dividend Reinvestment Plan


                        Systematic Withdrawal Plan


                          Automatic Investment Plan


                            Retirement Plains Including:


                              - IRA       -Keogh


                                -SEP       -403(b)


           The Fund can also be purchased at the following brokerage firms: Jack White & Company, Charles
           Schwab & Company, Huntleigh Securities, and
           Waterhouse Securities.




                       STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 28, 1997


                        PERRITT CAPITAL GROWTH FUND, INC.
                            120 South Riverside Plaza
                                   Suite 1745
                            Chicago, Illinois  60606
                            Toll Free: (800) 332-3133



             This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Perritt Capital Growth Fund, Inc., dated February 28, 1997 and any supplement thereto. A copy of the Prospectus may be obtained without charge from Perritt Capital Growth Fund, Inc. at the address and telephone number set forth above.




             No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated February 28, 1997 and, if given or made, such information or representations may not be relied upon as having been authorized by Perritt Capital Growth Fund, Inc.

                        PERRITT CAPITAL GROWTH FUND, INC.
                                TABLE OF CONTENTS
                                                                         Page

   INVESTMENT OBJECTIVE  . . . . . . . . . . . . . . . . . . . . . . . . .  3

   INVESTMENT CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . .  3

   INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . .  4

   INVESTMENT TECHNIQUES . . . . . . . . . . . . . . . . . . . . . . . . .  6
        Put and Call Options on Portfolio Securities . . . . . . . . . . .  6
        Stock Index Options  . . . . . . . . . . . . . . . . . . . . . . . 10

   RETIREMENT PLANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
        Individual Retirement Accounts ("IRA") . . . . . . . . . . . . . . 12
        Simplified Employee Pension Plan ("SEP/IRA") . . . . . . . . . . . 12
        Defined Contribution Plans . . . . . . . . . . . . . . . . . . . . 13
        Deferred Compensation for Public Schools and Charitable
             Organizations ("403(b)(7) Plan")  . . . . . . . . . . . . . . 13

   OTHER SHAREHOLDER PLANS . . . . . . . . . . . . . . . . . . . . . . . . 13
        Systematic Withdrawal Plan . . . . . . . . . . . . . . . . . . . . 13
        Automatic Investment Plan  . . . . . . . . . . . . . . . . . . . . 14
        Dividend Reinvestment Plan . . . . . . . . . . . . . . . . . . . . 14

   DIRECTORS AND OFFICERS  . . . . . . . . . . . . . . . . . . . . . . . . 14

   PRINCIPAL SHAREHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . 16

   INVESTMENT ADVISER  . . . . . . . . . . . . . . . . . . . . . . . . . . 16

   ALLOCATION OF PORTFOLIO BROKERAGE . . . . . . . . . . . . . . . . . . . 18

   CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

   DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . 20

   TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

   STOCKHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . . . 21

   MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

   PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . 22

   INDEPENDENT PUBLIC ACCOUNTANTS  . . . . . . . . . . . . . . . . . . . . 23

   FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . 23


                              INVESTMENT OBJECTIVE

             The Fund's investment objective is long-term capital appreciation which it seeks by investing primarily in a diversified portfolio of common stocks of small, rapidly growing companies. The Fund will, under normal market conditions, invest at least 80% of its assets in common stocks, securities convertible into common stocks and other equity-type securities of firms whose equity market value at the time of purchase is less than $200 million. The Fund may invest in securities not listed on a national or regional securities exchange, but such securities typically will have an established over-the-counter market. The Fund does not intend to invest in any security which, at the time of purchase, is not readily marketable. The Fund may, for temporary defensive purposes, invest greater than 20% of its assets in money market securities, including U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper or cash and cash equivalents. Except for temporary defensive purposes, the Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit the Fund to take advantage of investment opportunities. The Fund's investment objective and policies are described in detail in the Prospectus under the caption "Investment Objective and Policies."

                            INVESTMENT CONSIDERATIONS

             Because the Fund intends to invest to a substantial degree in common stocks of smaller companies which are, in the opinion of Perritt Capital Management, Inc., the Fund's investment adviser ("Adviser"), rapidly growing, an investment in the Fund is subject to greater risks than those involved with funds that invest in larger companies.

             Investments in relatively small companies tend to be speculative and volatile. Relatively small companies may lack depth in management on which to rely should loss of key personnel occur. Relatively small companies also may be involved in the development or marketing of new products or services, the market for which may not have been established. Such companies could sustain significant losses when projected markets do not materialize. Further, such companies may have, or may develop, only a regional market for products or services and may be adversely affected by purely local events. Moreover, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies.

             Equity securities of relatively small companies frequently will be traded only in the over-the-counter market or on regional stock exchanges and often will be closely held with only a small proportion of the outstanding securities held by the general public. In view of such factors, the Fund may assume positions in securities with limited trading markets which are subject to wide price fluctuations. Therefore, the current net asset value of the Fund may fluctuate significantly. Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program, nor should an investment in the Fund, by itself, be considered a balanced or complete investment program.


                             INVESTMENT RESTRICTIONS

             In seeking to achieve its investment objectives, the Fund has adopted the following restrictions which are matters of fundamental policy and cannot be changed without approval by the holders of the lesser of:

             (i) 67% of the Fund's shares present or represented at a meeting of shareholders at which the holders of more than 50% of such shares are present or represented; or

             (ii) more than 50% of the outstanding shares of the Fund.

   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction.

             The Fund may not:

             1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of any one issuer (except securities of the United States Government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding securities of any class or more than 10% of the outstanding voting securities of any one issuer.

             2. Purchase securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

             3. Purchase or retain the securities of any issuer if those officers or directors of the Fund or its investment adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

             4. Borrow money except from banks for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the value of a Fund's net assets at the time the borrowing is incurred.

             5. Invest in real estate (although the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs.

             6. Act as an underwriter of securities or participate on a joint or joint and several basis in any trading account in any securities.

             7. Invest in companies for the primary purpose of acquiring control or management thereof.

             8. Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions and make short sales of securities (except short sales against the box).

             9. Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 15% of its assets taken as cost.

             10. Concentrate more than 25% of the value of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry.

             11. Invest in restricted securities or illiquid or other securities without readily available market quotations, including repurchase agreements.

             12. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities.

             13. Engage in the purchase and sale of put and call options on portfolio securities or stock indexes except that the Fund may, subject to the restrictions in Item 14 below, (i) write covered call options and purchase covered put options on securities with respect to all of its portfolio securities; (ii) purchase stock index put options for hedging purposes; and (iii) enter into closing transactions with respect to such options.

             14. Purchase, sell or write options on portfolio securities or stock indexes if, as a result thereof, (i) the aggregate market value of all portfolio securities covering such options exceeds 25% of the Fund's net assets; or (ii) the aggregate premiums paid for all options held exceeds 5% of the Fund's net assets.

             15. Purchase securities of any company having less than three years continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its assets.

             16. Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchange, or more than 2% of the value of the assets of the Fund in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.


                              INVESTMENT TECHNIQUES

   Put and Call Options on Portfolio Securities

             The Fund may write (sell) "covered" call options and purchase covered put options and purchase call and write put options to close out options previously written by the Fund. The purpose of writing covered call options and purchasing covered put options will be to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share.
   Although premiums may be generated through the use of covered call options, the Adviser does not consider the premiums which may be generated as the primary reason for writing covered call options. Portfolio securities on which put options may be purchased and call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective.

             A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). The Fund receives a premium (less a commission) for writing the option which premium would partially or completely offset any decline in price. If, for example, the Fund wrote an option at $50 on the same 100 shares of ABC bought at $40 per share and now selling for $50 per share, it might receive a premium of approximately $600. If the market price of the underlying security declined to $45, the option will not be exercised and the Fund could offset the unrealized loss of $500 by the $600 premium. On the other hand, if the market price of the underlying security increases to $55, the option would be exercised and the Fund will have foregone the unrealized $1,500 gain for a $1,000 gain plus the $600 premium. The Fund can also close out its position in the call option by repurchasing the option contract separately and independent of any transaction in the underlying security and, therefore, realize capital gain or loss. If the Fund could not enter into such a closing purchase transaction, it may be required to hold a security that it may otherwise have sold to protect against depreciation.

             So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing the option which he previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Clearing Corporation and of the Exchanges.

             The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do) but capable of enhancing the Fund's total return. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

             A put option gives the holder (buyer) the "right to sell" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). The Fund pays a premium to the writer for the right to sell the underlying shares at the exercise price instead of the then existing market price. For example, if the Fund expected a decline in the market price of its 100 shares of ABC bought at $40, and currently selling at $50, it might buy a put on such shares, paying a premium for the right to sell the shares during the next six months at the current market price of $50 per share. If the market price declines to $45, the option would be exercised and the Fund would realize the full $1,000 gain (partially offset by the premium) rather than only a $500 gain. If, on the other hand, the market price remained at $50 or increased, the option would not be exercised and the gain would be partially offset by the premium. The Fund may also sell the put option contract separately and independent of the underlying security and, therefore, realize capital gain or loss.

             The Fund will only write covered call options and purchase covered put options. This means the Fund will only write a call option or purchase a put option on a security which the Fund already owns. The Fund will write covered call options and purchase covered put options in standard contracts which may be quoted on the Nasdaq Stock Market, or on national securities exchanges. The Fund may write covered call options with and purchase covered put options directly from investment dealers meeting the creditworthiness criteria of the Adviser only if (i) the options are not as readily available on an exchange, (ii) there is an active market which provides a degree of liquidity and a pricing mechanism, and (iii) in the judgment of the Adviser, there is a substantial likelihood that the parties will meet their contractual obligations. In order to comply with applicable securities laws, the Fund will not write a covered call option on a portfolio security or purchase a put option on a portfolio security if, as a result, (i) the aggregate market value of all portfolio securities covering call options or subject to put options exceeds 25% of the Fund's net assets; or (ii) the aggregate premiums paid for all options held exceeds 5% of the Fund's net assets.

             The security covering the call or put option will be maintained in a segregated account of the Fund's custodian. The Fund does not consider a security covered by a call or put option to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

             The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or, which the Fund will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit conditions, and the general interest rate environment. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the mean between the closing bid and asked prices. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

             The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the mean between the closing bid and asked prices. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

             The Fund will only purchase a call option to close out a covered call option it has written. The Fund will only write a put option to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to bear a market risk on the security. This could result in higher transaction costs, including brokerage commissions.

             Call options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.

             The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the call option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

             Expiration of a call option will generally result in short-term capital gain for the writer of the option and short-term or long-term capital gain for the holder of the option depending upon the period the option was held before expiration. Any gain or loss realized on a closing transaction will generally be treated as short-term capital gain or loss for the writer of the option. If the call option is exercised, the writer will realize a gain or loss from the sale of the security covering the call option, and in determining such gain or loss, the premium will be included in the proceeds of the sale.

             If the Fund writes options other than "qualified covered call options," as defined in the Internal Revenue Code, any losses on such option transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold. In addition, any options written against securities other than stocks will be considered to have been closed out at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses would be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss.

             If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. In addition, prices of indexes may be distorted if trading of certain stocks included in the indexes is interrupted. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

             There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position and therefore the Fund may not be able to effect a closing transaction at a favorable price. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire. This could result in higher transaction costs, including brokerage commissions. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise, in which case it would continue to bear market risk on the security. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

   Stock Index Options

             The Fund may (i) purchase stock index put options solely for hedging purposes, and (ii) sell stock index options in order to close out existing positions. In most respects put options on stock indexes are identical to listed options on common stock. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The put option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is less than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

             A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index, or a narrower market index such as the S&P 100. Options on stock indexes are currently traded on the following exchanges: The Chicago Board Options Exchange, New York Stock Exchange, American Stock Exchange, Pacific Stock Exchange and the Philadelphia Stock Exchange.

             The Fund may purchase put options in an attempt to hedge against the risk of unfavorable price movements adversely affecting the value of the Fund's securities. The Fund will sell stock index options only in order to close out positions in stock index options which the Fund has purchased.

             Put options may be purchased in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of the Fund's portfolio securities or in an attempt to capitalize on an anticipated decline in stock market prices. If the Fund purchases a put option on a stock index, the amount of the payment it receives upon exercising the option depends on the extent of any decline in the level of the stock index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. If, however, the level of the stock index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be offset by an increase in the value of the Fund's portfolio securities.

             The Fund's purchase and sale of options on stock indexes will be subject to the same risks with respect to transactions in stock options on individual stocks discussed previously. In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options. Successful use by the Fund of options on stock indexes will be subject to the ability of the Fund's investment adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the price of individual securities.

             All stock index options purchased by the Fund will be listed and traded on an exchange. However, there is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. If the Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit.

             The Fund's ability to effectively hedge all or a portion of the securities in its portfolio in anticipation of or during a market decline through transactions in put options on stock indexes depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund's portfolio securities. Inasmuch as the Fund's portfolio securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of the Fund's put options on the stock indexes. It is also possible that there may be a negative correlation. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

             The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

             Index prices may be distorted if trading of certain stocks included in the indices is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading is halted in a substantial number of stocks included in the index. If this occurred the Fund would not be able to close out options which it had purchased, which could result in losses to the Fund if the underlying index moved adversely before trading resumed. However, it is the Fund's policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

             Although the markets for certain option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index options contracts. The Fund will not purchase any index option contract unless and until in the opinion of the Fund's adviser the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.


                                RETIREMENT PLANS

             Shares of the Fund may be purchased in connection with many types of tax-deferred retirement plans. Initial purchase payments in connection with tax-deferred retirement plans must be $250. It is advisable for an individual considering the establishment of a retirement plan to consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. Additional details about these plans, application forms and plan documents may be obtained by contacting the Fund.

   Individual Retirement Accounts ("IRA")

             Shares of the Fund may be used as a funding medium for an Individual Retirement Account ("IRA") permitted by Section 408 of the Internal Revenue Code ("Code"). IRAs are available to individuals who receive compensation or earned income, whether or not they are active participants in a tax-qualified or government-approved retirement plan. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or certain distributions from a qualified plan. A rollover must be completed within 60 days after receipt of the amount to be rolled over. Tax advice should be obtained before planning a rollover.

             Eligible individuals may establish an IRA by adopting a model custodial account available from the Fund. The amount of deduction, if any, allowed for IRA contributions is limited for individuals who are active participants in an employer maintained retirement plan and whose incomes exceed specified limits.

             Earnings on an IRA are not subject to current Federal income tax until distributed; distributions are taxed as ordinary income except to the extent the distribution represents a return of nondeductible contributions. The assets in an IRA may be withdrawn without penalty after the participant reaches age 59-1/2, becomes disabled, dies, or if withdrawn as part of a series of substantially equal period payments over the life expectancy of the participant or joint life expectancy of the participant and beneficiary. Assets in an IRA must begin to be withdrawn by the first day of April of the year after the year in which the participant reaches age 70-1/2.

   Simplified Employee Pension Plan ("SEP/IRA")

             The Fund also offers a prototype simplified employee pension
   (SEP) plan for employers, including self-employed individuals, who wish to purchase shares of the Fund with tax-deductible contributions not exceeding annually for any one participant the lesser of $30,000 or 15% of earned income. Under the SEP plan, employer contributions are made directly to the IRA accounts of eligible participants. SEP plans in existence on December 31, 1996 also permit employers to provide participants with an opportunity to make salary reduction contributions.

   Defined Contribution Plans

             A prototype defined contribution retirement plan is available for employers, including self-employed individuals, who wish to purchase shares of the Fund with tax-deductible contributions not exceeding annually for any one participant the lesser of $30,000 or 25% of earned income.

             The defined contribution plan also contains a cash or deferred arrangement which the employer may adopt. The cash or deferred arrangement is intended to satisfy the requirements of Section 401(k) of the Internal Revenue Code and allows eligible employees to reduce their compensation and have such amount contributed to the plan on their behalf. An employer may also make matching contributions on behalf of participating employees.

   Deferred Compensation for Public Schools and Charitable Organizations ("403(b)(7) Plan")

             Section 403(b)(7) of the Code permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employees who wish to purchase shares of the Fund in conjunction with such an arrangement. Contributions to a 403(b)(7) Plan may be made by a participant's employer or by participants through a salary reduction agreement. Distributions from the account may be made upon death, separation from service, or attainment of age 59-1/2 or financial hardship.


                             OTHER SHAREHOLDER PLANS

   Systematic Withdrawal Plan

             A shareholder who owns Fund shares worth at least $10,000 at the current net asset value may, by completing an Application which may be obtained from the Fund, create a Systematic Withdrawal Plan from which a fixed sum will be paid to him at regular intervals. To establish the Systematic Withdrawal Plan, the shareholder deposits his Fund shares with the Fund and appoints it as his agent to effect redemptions of Fund shares held in his account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him out of his account. Fund shares deposited by the investor in his account need not be endorsed or accompanied by a stock power if registered in the same name as his account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Fund is required. The investor's signature should be guaranteed by a bank or a member firm of a national stock exchange.

             The minimum amount of a withdrawal payment is $200. These payments will be made out of the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made on the fifth business day of each month or, if that day is a holiday, on the next preceding business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on the shares held in such Account, and shares so acquired will be added to such account. The shareholder may deposit additional Fund shares in his account at any time.

             Withdrawal payments cannot be considered to be yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

   Automatic Investment Plan

             An Automatic Investment Plan may be established at any time. By participating in the Automatic Investment Plan, shareholders may automatically make purchases of shares of the Fund on a regular, convenient basis. A shareholder may elect to make automatic deposits on the fifth and/or twentieth day of each month. There is a $50 minimum for each automatic transaction.

             Under the Automatic Investment Plan, shareholders' banks or other financial institutions debit pre-authorized amounts drawn on their accounts each month and apply such amounts to the purchase of shares of the Fund. The Automatic Investment Plan can be implemented with any financial institution that is a member of the Automated Clearing House. No service fee is charged to shareholders for participating in the Automatic Investment Plan. An application to establish the Automatic Investment Plan may be obtained from the Fund. The Fund reserves the right to suspend, modify or terminate the Automatic Investment Plan, without notice.

   Dividend Reinvestment Plan

             As described under "SHAREHOLDER PLANS - Dividend Reinvestment Plan" in the Prospectus, all income dividends and capital gain distributions will be invested automatically in additional Fund shares, unless the Fund is otherwise notified in writing.


                             DIRECTORS AND OFFICERS

             The directors and officers of the Fund together with information as to their principal business occupations during the last five years and other information are shown below. The address of Dr. Perritt, Mr. Corbett and Ms. Hearst is 120 South Riverside Plaza, Suite 1745, Chicago, Illinois 60606. The address of David S. Maglich is c/o Fergeson,
   Skipper et. al., 1515 Ringling Blvd., Suite 1000, Sarasota,
   Florida 34236. The address of Dianne C. Click is 514 North Montana Avenue, Bozeman, Montana 59715. In the list below, the Fund's directors who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk(*). These directors are referred to as inside directors by virtue of their position as an officer and director of the Fund's investment adviser or their being a member of the immediate family of an affiliate of the Fund. Dr. Perritt and Mr. Maglich have served as directors since the Fund's inception. Ms. Dianne Click has served as a director since February 1995.

             *Gerald W. Perritt, President, Treasurer and Director of the
   Fund

             Dr. Perritt, age 55, has been President and a director of the Fund since its inception in August 1987. Dr. Perritt is also the President of Perritt Capital Management, Inc., the investment adviser to the Fund, and Chairman of Investment Information Services, Inc., a publisher of financial newsletters and other financial publications. Dr. Perritt founded Investment Information Services, Inc. in 1983. Prior thereto, he was Executive Director of the American Association of Individual Investors, a not-for-profit organization formed to educate the public about the financial and investment marketplace.

             Michael J. Corbett, Vice President of the Fund

             Mr. Corbett, age 32, has been a Vice President of the Fund since March 1991, Vice President of the Adviser since February 1997 and the Senior Securities Analyst of the Adviser since October 1989. He is currently working for his CFA (charter financial analyst), and has a Bachelor's of Science degree from DePaul University in Chicago, Illinois. Prior to October, 1989, Mr. Corbett was a student at DePaul University in Chicago, Illinois, where he received a Bachelor of Science degree in finance.

             Bradford D. Szczecinski, Vice President of the Fund

             Mr. Szczecinski, age 30, has been a Vice President of the Fund since August 1996, and senior account executive since January 1994. He holds a series 6, 7 and 63. Prior to January 1994, he was in the investment division of NBD Bank, Illinois in 1992 and 1993, and was a registered representative for The Prudential in 1990 and 1991. In 1990, he received his Bachelors of Science degree in finance from the University of Toledo.

             Allison B. Hearst, Secretary of the Fund

             Ms. Hearst, age 34, has been the Fund's principal financial, accounting and compliance officer since April 1991. She is also Senior Accountant of Investment Information Services, Inc., a publisher of a mutual fund advisory newsletter, as well as for the Adviser. Ms. Hearst is currently studying for the CPA exam at Northwestern University, Chicago, Illinois. Prior to April 1991, Ms. Hearst was a student at the University of Colorado, Boulder, where she graduated Phi Beta Kappa.

             David S. Maglich, Director

             Mr. Maglich, age 38, has been a director of the Fund since its inception in August 1987. Mr. Maglich is an associate with the law firm of Fergeson, Skipper et. al. and has held such position since April 1989. Prior thereto, he was an associate at the law firm of Devito & Colen, St. Petersburg, Florida.

             Dianne Chaykin Click, Director

             Ms. Click, age 34, has been the sole proprietor of The Marketing Arm., a direct mail marketing consulting firm to financial institutions, since 1990. She is also a realtor in Bozeman, Montana with the firm of Gallatin River Realty. She holds a Bachelor of Science degree in Marketing from the University of Miami, Florida.

             The following table provides information concerning the compensation paid to directors of the Fund for the fiscal year ended October 31, 1996.

                                                    Pension or                              Total
                                                    Retirement                        Compensation from
                                 Aggregate       Benefits Accrued   Estimated Annual    Fund and Fund
                               Compensation      as Part of Fund     Benefits Upon     Complex Paid to
         Name of Person          from Fund           Expenses          Retirement         Directors

    Dianne Chaykin Click            -0-                -0-                -0-                -0-

    David S. Maglich              $1,000               -0-                -0-               $1,000

    Gerald W. Perritt               -0-                -0-                -0-                -0-



             As of January 31, 1997, all officers and directors of the Fund owned in the aggregate 2,148.59 shares of the Fund representing .34% of the Fund's then issued and outstanding shares.


                             PRINCIPAL SHAREHOLDERS

             As of January 31, 1997, no person known to the Fund owned greater than 5% of the issued and outstanding shares of the Fund.


                               INVESTMENT ADVISER

             Perritt Capital Management, Inc., 120 South Riverside Plaza, Suite 1745, Chicago, Illinois (the "Adviser"), currently serves as investment adviser to the Fund pursuant to an investment advisory agreement dated April 12, 1988 (the "Advisory Agreement"). The Adviser is a wholly owned subsidiary of Investment Information Services, Inc., an Illinois corporation ("IIS"). Mr. Gerald W. Perritt, President of the Adviser, owns 60% of the outstanding common stock of IIS and controls both IIS and the Adviser.

             The Advisory Agreement is required to be approved annually by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities. In addition, in either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' written notice, by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser, and will terminate automatically in the event of its assignment. The Advisory Agreement was last approved by the shareholders of the Fund on June 2, 1990 and by the Board of Directors on November 23, 1996.

             Under the terms of the Advisory Agreement, the Adviser manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Adviser is responsible for investment decisions and supplies investment research and portfolio management. At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser, at its expense, places all orders for the purchase and sale of the Fund's portfolio securities.

             Except for expenses assumed by the Adviser as set forth above, the Fund is responsible for all its other expenses including, without limitation, interest charges, taxes, brokerage commissions and similar expenses, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, the expenses for printing and distribution costs of prospectuses and quarterly financial statements mailed to existing shareholders, charges of custodians, transfer agent fees (including the printing and mailing of reports and notices to shareholders), fees of registrars, fees for auditing and legal services, fees for clerical services related to recordkeeping and shareholder relations (including determination of net asset value), the cost of stock certificates and fees for directors who are not "interested persons" of the Adviser.

             As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at the annual rate of 0.70% of the average daily net asset value of the Fund. See "Determination of Net Asset Value" in the Prospectus. The Adviser received $47,525, $44,174 and $53,327 in management fees for fiscal years 1994, 1995 and 1996, respectively.


             The Advisory Agreement requires the Adviser to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions and similar fees, exceed that percentage of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Fund's common stock is qualified for sale. If the states in which the Fund's common stock is qualified for sale impose no restrictions, the Adviser shall reimburse the Fund in the event the expenses and charges payable by the Fund in any fiscal year (as described above) exceed 2%. As of the date of this Statement of Additional Information, the Fund's common stock is not qualified for sale in any state which imposes an expense limitation. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Adviser's fee, subject to later adjustment month by month for the remainder of the Fund's fiscal year. The Adviser may from time to time, at its sole discretion, reimburse the Fund for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations.


                        ALLOCATION OF PORTFOLIO BROKERAGE

             Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, better prices may be available from non-principal market makers who are paid commissions directly. While some brokers with whom the Fund effects portfolio transactions may recommend the purchase of the Fund's shares, the Fund may not allocate portfolio brokerage on the basis of recommendations to purchase shares of the Fund.

             In allocating brokerage business for the Fund, the Adviser may take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.

             Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

             The Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if
   (a) the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion, (b) such payment is made in compliance with the provisions of
   Section 28(e), other applicable state and federal laws, and the Advisory Agreement and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Adviser's receipt of research services.

             The Adviser places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by the Adviser. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

             The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

             For the one year periods ended October 31, 1994, 1995 and 1996, the Fund paid brokerage commissions in the amounts of $22,335, $25,319 and $20,352, respectively.


                                    CUSTODIAN

             Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Fund. As such, Firstar Trust Company holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Firstar Trust Company does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to stockholders. Firstar Trust Company also acts as the Fund's transfer agent and dividend disbursing agent.


                        DETERMINATION OF NET ASSET VALUE

             A more complete discussion of the Fund's determination of net asset value is contained in the Prospectus. Generally, the net asset value of the Fund will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The Fund does not determine net asset value on days the New York Stock Exchange is closed and at other times described in the Prospectus. The New York Stock Exchange is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. If any of the aforementioned holidays falls on a Saturday, the Exchange will not be open for trading on the preceding Friday.

                                      TAXES

             As set forth in the Prospectus under the caption "Distributions and Taxes," the Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund did so qualify for the year ended October 31, 1996.

             A dividend or capital gains distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be subject to income taxes. Net gain on sale of securities when realized and distributed, actually or constructively, is taxable as capital gain. If the net asset value of shares were reduced below a shareholder's cost by distribution of gains realized on sales of securities, such distribution would be a return of investment though taxable as stated above.


                              STOCKHOLDER MEETINGS

             The Maryland General Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Investment Company Act of 1940.

             The Fund's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

             Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the corporation's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

             If the Secretary elects to follow the course specified in clause
   (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

             After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.


                                  MISCELLANEOUS

             A shareholder's account with the Fund may be terminated by the Fund on not less than 30 days' notice if, at the time of any transfer or redemption of shares in the account, the value of the remaining shares in the account, at the current offering price, falls below $500. Upon any such termination, the shares will be redeemed at the then current net asset value and a check for the proceeds of redemption sent within seven days of such redemption.


                             PERFORMANCE INFORMATION

             As described in the Prospectus under "Performance Information," the Fund may quote its performance in the form of an average annual compounded total return. The average annual return is computed by finding the average annual compounded rates of return over specified periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        n
                                  P(1+T)  = ERV

             P =       a hypothetical initial payment of $1000

             T =       average annual total return

             n =       number of years

             ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the stated periods at the end of the stated periods.

   The Fund's average annual compounded returns for the one, three and five year periods ended October 31, 1996 and for the period April 11, 1988 (inception of the Fund) to October 31, 1996 were 18.56%, 13.79%, 11.10% and 8.33%, respectively. These figures are historical. An investor may have a gain or loss when his/her shares are sold.

                         INDEPENDENT PUBLIC ACCOUNTANTS

             Checkers Simon & Rosner LLP, Chicago, Illinois, audited the Fund's financial statements for the fiscal year ended October 31, 1996 and have been selected as the Fund's accountants for fiscal year 1997.


                              FINANCIAL STATEMENTS

             The following audited financial statements of the Fund and Report of Independent Accountants are incorporated by reference to the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1996, File No. 811-05308, as filed with the Securities and Exchange Commission on December 28, 1996:

             (a)  Statement of Net Assets.

             (b)  Statement of Changes in Net Assets.

             (c)  Financial Highlights.

             (d)  Statement of Operations.

             (e)  Notes to Financial Statements.

             (f)  Report of Independent Public Accountants.


                                OTHER INFORMATION

   Item 24.  Financial Statements and Exhibits

        (a) Audited Financial Statements (Financial Highlights included in Part A and all incorporated by reference to the Perritt Capital Growth Fund, Inc. Annual Report dated October 31, 1996 (File No. 811-05308) (as filed with the Securities and Exchange Commission on December 28, 1996) in Part B

             Perritt Capital Growth Fund, Inc.

                  Statement of Net Assets.

                  Statement of Changes in Net Assets.

                  Financial Highlights.

                  Statement of Operations.

                  Notes to Financial Statements.

                  Report of Independent Public Accountants.

        (b)  Exhibits

        *(1) Registrant's Articles of Incorporation (incorporated by reference to Registrant's Registration Statement on Form N-1A)

        *(2) Registrant's By-Laws (incorporated by reference to Registrant's Registration Statement on Form N-1A)

        *(2.1) Amendment to Registrant's By-Laws (incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

        *(2.2) By-Laws, as amended (incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

        *(2.3) Amendment to Registrant's By-Laws dated February 20, 1991 (incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A)

        *(2.4) By-Laws, as amended through February 20, 1991 (incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-
                     1A)

        (3)          None

        *(4) Specimen Stock Certificate (incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

        *(5) Investment Advisory Agreement (incorporated by reference to Registrant's Registration Statement on Form N-1A)

        (6)          None

        (7)          None

        *(8) Custodian Agreement with Firstar Trust Company (incorporated by reference to Registrant's Registration Statement on Form N-1A)

        *(9) Shareholder Servicing Agent Agreement (incorporated by reference to Registrant's Registration Statement on Form N-1A)

        *(10) Opinion of Foley & Lardner, counsel for Registrant (incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

        (11) Consent dated February 25, 1997 of Checkers, Simon & Rosner LLP to the use of their report dated December 27, 1996

        (12)         None

        *(13)        Subscription Agreement of Gerald W. Perritt
                     (incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

        *(14.1) Prototype Defined Contribution Retirement Plan (incorporated by reference to Registrant's Registration Statement on Form N-1A)

        *(14.2a) Prototype Defined Contribution Retirement Plan, as amended (incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

        *(14.2b) Prototype Defined Contribution Retirement Plan, as amended (incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A)

        *(14.3) Individual Retirement Custodial Account (incorporated by reference to Registrant's Registration Statement on Form N-1A)

        *(14.4) Prototype Cash or Deferred Profit Sharing Plan (incorporated by reference to Registrant's Registration Statement on Form N-1A)

        *(14.5) Section 403(b)(7) Retirement Plan (incorporated by reference to Registrant's Registration Statement on Form N-1A)

        *(14.6) Section 403(b)(7) Retirement Plan, as amended (incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A)

        (15)         None

        (16)         Statement of Calculation of Performance Figures

        (17)         Financial Data Schedule

        (18)         None


   _______________

   *    Previously filed and incorporated herein by reference.

   Item 25.  Persons Controlled by or under Common Control with Registrant

             Registrant neither controls any person nor is under common control with any other person.

   Item 26.  Number of Holders of Securities

                                                Number of Record Holders
             Title of Class                      as of November 30, 1996

        Common Stock, $.01 par value                 806

   Item 27.  Indemnification

             Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following By-Law which is in full force and effect and has not been modified or cancelled:

             Section 7.          Indemnification.

             A. The corporation shall indemnify all of its corporate representatives against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

             B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

             C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

             D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

             E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

             F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

             G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

             Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   Item 28.  Business and Other Connections of Investment Adviser

             Incorporated by reference to the information contained under "MANAGEMENT OF THE FUND" in the Prospectus and under "DIRECTORS AND OFFICERS OF THE FUND" in the Statement of Additional Information, all pursuant to Rule 411 under the Securities Act of 1933.

   Item 29.  Principal Underwriters

             Registrant has no principal underwriters.

   Item 30.  Location of Accounts and Records

             All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Treasurer, Gerald W. Perritt, at Registrant's corporate offices, 680 North Lake Shore Drive, 2038 Tower Offices, Chicago, Illinois 60611.

   Item 31.  Management Services

             All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

   Item 32.  Undertakings

             (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 ("Act"), the Registrant hereby represents that this Amended Registration Statement on Form N-1A meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Act and that Registrant has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 27th day of February, 1997.

                                           PERRITT CAPITAL GROWTH FUND,
                                              INC.



                                           By:  /s/  Gerald W. Perritt
                                                Gerald W. Perritt
                                                President

             Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

   Name                               Title                     Date



   /s/ Gerald W. Perritt         Principal Executive
   Gerald W. Perritt             Officer and Director     February 27, 1997



   /s/  Allison B. Hearst        Principal Financial
   Allison B. Hearst             and Accounting
                                 Officer                  February 27, 1997



   /s/  David S. Maglich         Director                 February 27, 1997
   David S. Maglich


   /s/  Dianne C. Click          Director                 February 27, 1997
   Dianne C. Click

                                  EXHIBIT INDEX



      Exhibit No.         Exhibit

        *(1)         Registrant's Articles of Incorporation

        *(2)         Registrant's By-Laws

        *(2.1)       Amendment to Registrant's By-Laws

        *(2.2)       By-Laws, as amended

        *(2.3)       Amendment to Registrant's By-Laws dated February 20,
                     1991

        *(2.4)       By-Laws, as amended through February 20, 1991

        (3)          None

        *(4)         Specimen Stock Certificate

        *(5)         Investment Advisory Agreement

        (6)          None

        (7)          None

        *(8) Custodian Agreement with First Wisconsin Trust Company (now known as Firstar Trust Company)

        *(9)         Shareholder Servicing Agent Agreement

        *(10)        Opinion of Foley & Lardner, counsel for Registrant

        (11) Consent dated February 25, 1997 of Checkers, Simon & Rosner to the use of their report dated December 27, 1996

        (12)         None

        *(13)        Subscription Agreement of Gerald W. Perritt

        *(14.1)      Prototype Defined Contribution Retirement Plan

        *(14.2(a))   Prototype Defined Contribution Retirement Plan, as
                     amended

        *(14.2(b))   Prototype Defined Contribution Retirement Plan, as
                     amended

        *(14.3)      Individual Retirement Custodial Account

        *(14.4)      Prototype Cash or Deferred Profit Sharing Plan

        *(14.5)      Section 403(b)(7) Retirement Plan

        *(14.6)      Section 403(b)(7) Retirement Plan, as amended

        (15)         None

        (16)         Statement of Calculation of Performance Figures

        (17)         Financial Data Schedule

        (18)         None


   ______________

   *    Previously filed and incorporated herein by reference.